SUBSCRIPTION AGREEMENT

Regulation S Common Stock

Golden Patriot, Corp.,

a Nevada corporation

1.        Subscription.  The undersigned, Clio General SA, hereby subscribes for (a) 3,900,000 shares of common stock of Golden Patriot, Corp., a Nevada corporation (the “Company”), (the "Shares") for the subscription price of $.0538 per Share, and (b) warrants which will enable the undersigned to acquire from the Company for a period of seven years from the date of the issuance by the Company of such warrants 3,000,000 shares of the Company’s common stock at a purchase price of $.10 per share (the “Warrants”).  Payment of the purchase price for the Shares and the Warrants is due and payable upon subscription. Unless specified to the contrary, all dollar amounts specified in this Subscription Agreement are United States Dollars.

2.

Acceptance of Subscription.  The undersigned acknowledges that (i) the Company has the right to accept or reject this subscription in whole or in part, and (ii) this subscription shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by the Company.

3.

Lack of Registration of the Shares and the Warrants. The undersigned is aware that the Shares and the Warrants will be issued by the Company in transactions exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as from time to time amended (the “Act”), pursuant to the provisions of Regulation S promulgated by the Securities and Exchange Commission (the “Commission”).

4.

Limitation Regarding Transfer of the Shares and the Warrants.  The undersigned is aware that there are substantial restrictions regarding the transferability of the Shares and the Warrants.  As the Shares and the Warrants have not been registered pursuant to the provisions of the Act, because of the exemption specified by the provisions of Regulation S, the Shares and the Warrants are “restricted securities” and cannot be transferred, assigned, sold, or otherwise conveyed in the United States of America or to a U.S. Person for a period of one year following the date of their issuance.  In that regard, the undersigned shall not sell, transfer, assign, pledge, hypothecate, or otherwise dispose of any of the Shares or the Warrants in any manner which would violate the provisions of Regulation S or eliminate the availability to the Company of that exemption from that registration requirement specified by the provisions of Regulation S.

5.

Compliance with Regulation S.  The undersigned is aware that the following restrictions and limitations are applicable to the undersigned’s purchase and any sale, transfer, assignment, pledge, hypothecation, or other disposition of the Shares and the Warrants, or any portion thereof, pursuant to Regulation S.

(a)

The undersigned agrees that neither the Shares nor the Warrants, or any portion thereof, shall be sold, pledged, hypothecated, or otherwise disposed of, unless in compliance with the provisions of Regulation S.

(b)

A legend in substantially the following form has been or will be placed on any certificate(s) representing and evidencing the Shares and the Warrants:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, EXCEPT AS SET FORTH BELOW. BY HIS OR HER ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS AND WARRANTS THAT HE OR SHE IS NOT A U.S. PERSON AND IS ACQUIRING THOSE SECURITIES IN AN OFFSHORE TRANSACTION, (2) AGREES THAT HE OR SHE WILL NOT WITHIN ONE YEAR AFTER THE ORIGINAL ISSUANCE OF THOSE SECURITIES RESELL OR OTHERWISE TRANSFER THOSE SECURITIES EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT PURSUANT TO THE SECURITIES ACT, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S, OR (C) PURSUANT TO ANY OTHER EXEMPTION FROM REGISTRATION PURSUANT TO THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT HE OR SHE WILL GIVE TO EACH PERSON TO WHOM THOSE SECURITIES ARE TRANSFERRED A NOTICE SUBSTANTIALLY SIMILAR TO THIS LEGEND.  AS USED HEREIN, THE TERMS “OFFSHORE TRANSACTION,” “UNITED STATES” AND “U.S. PERSON” HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S.  THOSE SECURITIES MAY NOT BE HEDGED (SOLD IN SHORT SELLING TRANSACTION) EXCEPT IN COMPLIANCE WITH THE PROVISIONS OF THE SECURITIES ACT.

(c)

Stop transfer instructions to the transfer agent of the Company have been or will be placed with respect to the Shares and the Warrants so as to restrict the sale, transfer, pledge, hypothecation or other disposition thereof, subject to the terms and conditions of this Subscription Agreement, including the provisions of the legend specified in subparagraph (b) above.

(d)

During the term of restriction the Shares and the Warrants, the legend and stop transfer instructions described in subparagraphs (b) and (c) above will be placed on any new certificate(s) or other documents for transfer.

6.

Disposition of the Shares and Warrants in jurisdictions other than the United States.  Neither the Shares nor the Warrants may be sold, transferred, or in any manner disposed of ("disposition"), unless the disposition is made in accordance with all applicable securities legislation in all jurisdictions in which the disposition is to occur.

7.

Representations, Warranties, and Covenants of the Undersigned.  The undersigned hereby represents and warrants to and covenants with the Company, the Company's attorneys, directors, officers, agents, and employees and any person who has solicited this subscription as follows:

(a)

The undersigned has adequate means of providing for the undersigned’s current needs and possible financial contingencies. The undersigned is able to accommodate the economic risks of the undersigned's purchase of the Shares and the Warrants, and the undersigned has a sufficient net worth to sustain a loss of the undersigned’s investment in the Company, or a portion thereof, in the event such loss should occur.

(b)

The undersigned has such sophistication, knowledge, and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of an investment in the Company.

(c)

All documents, records, and books pertaining to the undersigned’s proposed investment in the Company have been made available to the undersigned.

(d)

The undersigned has had an opportunity to ask questions of and receive satisfactory answers from the Company, or any person or persons acting on the Company's behalf, concerning the terms and conditions of the undersigned’s proposed investment in the Company, and all such questions have been answered to the full and complete satisfaction of the undersigned.

(e)

The undersigned represents (i) it has been called to the undersigned’s attention, by those  persons with whom the undersigned has dealt in connection with the undersigned’s proposed investment in the Company, that the undersigned’s proposed investment in the Company involves significant risks which may result in the loss of the total amount of that investment; and (ii) no assurances are or have been made regarding any advantages which may inure to the benefit of undersigned as a result of the undersigned’s investment in the Company.

(f)

The undersigned acknowledges that the Company has made available to the undersigned or the undersigned’s advisors the opportunity to obtain additional information to evaluate the merits and risks of an investment in the Company.

(g)

Neither the Commission nor any securities administrator or similar person of any jurisdiction has made any finding or determination relating to the fairness of any purchase of the Shares or the Warrants, and neither the Commission nor any securities administrator or similar person of any jurisdiction has or will recommend or endorse a purchase of the Shares or the Warrants.

(h)

The undersigned has neither received nor relied on any representations, warranties, or covenants from the Company relating to the undersigned’s purchase of the Shares and the Warrants.

(i)

The undersigned is not a "U.S. person" as defined below.  A “non-U.S. person” is any person that is not a "U.S. Person". A “U.S. Person” is (i) any natural person residing in the United States of America; (ii) any partnership or corporation organized or incorporated pursuant to the laws of the United States of America; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States of America; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States of America; and (viii) any partnership or corporation if (a) organized or incorporated pursuant to the laws of any foreign jurisdiction; and (b) formed by a U.S. person principally for the purpose of investing in securities not registered pursuant to the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D) who are not natural persons, estates or trusts.

(j)

The Shares and the Warrants and have not been registered pursuant to the provisions of the Act, because of the exemption specified by the provisions of Regulation S.

(k)

The Shares and the Warrants will be acquired by the undersigned in a manner which is consistent with the exemption from registration specified by the provisions of Regulation S promulgated by the Commission.

(l)

Any and all hedging transactions (shortselling) conducted by the undersigned with respect to the Shares and the Warrants shall be conducted in compliance with the provisions of the Act.

8.

Indemnification. The undersigned understands the meaning and legal consequences of the representations, warranties, and covenants specified in this Subscription Agreement and the Company has relied on such representations, warranties, and covenants.  The undersigned hereby indemnifies and holds the Company and its officers, directors, controlling persons, agents, attorneys, accountants, and employees, harmless from and against any and all loss, damage or liability due to, or occurring because of, a breach any such representation, warranty, or covenant.

WIRE TRANSFER INSTRUCTIONS

Please wire or cause to be wired United States Dollars to the Stepp Law Group, Client Trust Account

Wire transfer to:

IronStone Bank

1201 Dove Street, Suite 150

Newport Beach, California 92660

ABA# 0611 9184 8

For credit to:

Stepp Law Group, Client Trust Account

32 Executive Park, Suite 105

Irvine, CA 92614

Account Number:

009360479810

By Order of:

Clio General SA

Reference:

Golden Patriot, Corp.

Please print name or title for which the Shares and the Warrants are to be recorded in the books of the Company.

Clio General SA

The undersigned must provide a complete address for recordation purposes- PLEASE ATTACH DOCUMENTATION TO VERIFY YOUR NON-U.S. PERSON STATUS.

52 and Elvira Mendez St.

Street Address

Panama

Panama

__________________

City

Non U.S. jurisdiction

Postal Code

Mailing address, if different from resident address:

P. O. Box

Street Address

Basel

Switzerland

4002

City

Non U.S. jurisdiction

Postal Code

Telephone Number:  +41 61 272 16 38

Facsimile Number:   +41 61 272 16 71

Email Address: info@trustbal.net

n/a

Taxpayer Identification Number

Indicate type of ownership:

___x___ Corporate Ownership

______ Partnership Ownership

______ Pension Plan

______ Trust  (see below)

Date Trust Established  ______________________

Name of Trustee or other Administrator

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

UNDERSIGNED REPRESENTS THAT:

(a) The information contained herein is complete and accurate and may be relied upon, and

(b) The undersigned will notify the Company immediately of any material change in any such information occurring prior to the acceptance of the undersigned’s subscription.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of this 15th day of March 2007.

Clio General SA

By:  Jorge L. Montilla, President               /s/

Print name of person(s) and capacity (title, e.g., Trustee, President, or General Partner) making investment decision

Agreed to and accepted:

By: Golden Patriot, Corp.,

      a Nevada corporation

By: /s/ Bradley Rudman

Its: President, Director